Exhibit (10) (iii) 32


                             AMENDMENT NUMBER THREE
                                     TO THE
                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
                             SAVINGS INCENTIVE PLAN


      BY THIS AMENDMENT, the Central Hudson Gas & Electric Corporation Savings Incentive Plan (herein referred to as the "Plan") is hereby amended as follows, effective January 1, 2001;

Section 3.1 is amended to read as follows:

      "3.1  CONDITIONS OF ELIGIBILITY

      Any Eligible Employee may participate in the Plan on the date of employment with the Employer. The Employer shall give each new employee written notice of eligibility to participate in the Plan."


      IN WITNESS WHEREOF, this Amendment has been executed this 19th day of September 2000.

      Signed, sealed and delivered in the presence of:



                                     Central Hudson Gas & Electric Corporation

                                     By:  /s/ CARL E. MEYER
                                          -------------------------------------
                                           EMPLOYER


                                     Central Hudson Enterprises Corporation

                                     By:  /s/ ALLAN R. PAGE
                                          -------------------------------------
                                           EMPLOYER